THE SENTINEL FUNDS

                  SUPPLEMENT DATED MAY 25, 2000 TO PROSPECTUS
                             DATED MARCH 30, 2000


The financial highlights for the Class A shares of the Balanced Fund were inadvertently omitted from the Financial Highlights section of the Prospectus, on pages 48-49. This information is set forth below.





                                                     Net gains or
             Fiscal      Net asset     Net           Losses on                       Dividends
             year        value,        investment    Securities        Total From    (from net     Distributions
             (period     beginning     income        (both Realized    Investment    investment    (from capital     Total
Fund         ended)      of period     (loss)        and Unrealized)   Operations    income)       gains)            Distributions

Balanced     11/30/95    14.08         0.58           2.78              3.36         0.59          0.01              0.60
A            11/30/96    16.84         0.54           2.13              2.67         0.54          0.42              0.96
             11/30/97    18.55         0.56           2.18              2.74         0.55          0.45              1.00
             11/30/98    20.29         0.54           1.76              2.30         0.55          1.16              1.71
             11/30/99    20.88         0.55          (0.03)             0.52         0.54          1.48              2.02







                                                                    Ratio of                     Ratio of
                                                                   Expenses to      Ratio        Net Investment
             Net asset             Net assets      Ratio of        Average net      of Net       Income to Avg.
             value,      Total     at end of       Expenses to     Assets before    Income to    net assets before      Portfolio
             end of      return*   period          average net     Expense          Avg. net     voluntary expense-     turnover
             period      (%)       (000 omitted)   assets (%)      Reduction**(%)   assets (%)   reimbursements         Rate (%)

11/30/95     16.84        24.4     $  267,103      1.27            1.29             3.77              --               110
11/30/96     18.55        16.6        297,288      1.20            1.22             3.13              --                83
11/30/97     20.29        15.4        314,948      1.16            1.17             2.93              --                63
11/30/98     20.88        12.2        330,067      1.12            1.13             2.69              --                81
11/30/99     19.38         2.6        297,027      1.10            1.12             2.73              --               110


         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

         ** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits that are received from the custodian and dividend paying agent on cash balances.

     Also, the sole portfolio manager of the Money Market Fund is now Darlene Coppola. Ms. Coppola, Money Market Trader of Sentinel Advisors, has been employed by Sentinel Advisors or its affiliates since 1974.

     Lastly, the list of persons eligible to purchase Class A shares of the Funds at net asset value, on page 34 of the Prospectus, has been expanded to include all employees of securities dealers that have entered into a sales agreement with Sentinel Financial, rather than only registered representatives of such dealers.